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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  July 2, 2002

                             LDM Technologies, Inc.
             (Exact name of registrant as specified in its charter)

         Michigan                 333-21819               38-2690171
         --------                 ---------               ----------
(State or other jurisdiction     (Commission           (I.R.S. Employer
    of incorporation)            File Number)         Identification No.)


            2500 Executive Hills Drive, Auburn Hills, Michigan 48326
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (248) 858-2800



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Item 5. Other Events

On May 6, 2002, LDM Technologies, Inc. (the "Company" or "LDM") commenced an exchange offer (the "Exchange Offer") for any and all $110 million in outstanding principal amount of its 10.75% Senior Subordinated Notes due 2007 (144A - CUSIP No. 50182PAC3) (the "Old Notes").

The Company offered to exchange $700 principal amount of new 10.75% Senior Notes due 2007 for each $1,000 principal amount of the Old Notes.

The original offer was to expire at 11:59 p.m., New York City time, on June 3, 2002, but was extended to 5:00 p.m. New York time, on June 14, 2002.

On June 12, 2002, the Company issued supplement no. 1 to amend the terms of the Exchange Offer. The Company offered to exchange $750 principal amount of its new 11 1/2% Senior Notes due 2007 (the "New Notes") and $25.00 cash for each $1,000 principal amount of the Old Notes. All other terms remained identical to the original offer.

On July 2, 2002, the Company issued supplement no. 2 to amend the terms of the Exchange Offer. The Company is now offering to exchange $850 principal amount of its new 11 3/4% Senior Notes due 2007 (the "New Notes") and $10.00 cash for each $1,000 principal amount of the Old Notes. All other terms remain identical to the original offer. The New Notes (1) will be senior in right of payment to the Old Notes; (2) will not be registered under the Securities Act of 1933, as amended; and, (3) will have covenants that are customary for senior notes including covenants restricting LDM and LDM's restricted subsidiaries from incurring liens and entering into sale and lease-back transactions. The amended offer will expire at 11:59 p.m., New York time, on July 16, 2002.

Holders of Old Notes who have previously validly tendered (and not properly withdrawn) their Old Notes therewith pursuant to the terms set forth in the Exchange Offer need not take any further action to tender their Old Notes.

New Notes offered in the Exchange Offer will not, upon issuance, be registered under the Securities Act of 1933, as amended, and will only be offered in the U.S. to qualified institutional buyers and institutional accredited investors in a private transaction, and outside the U.S. to persons other than U.S. persons in offshore transactions. The Company will enter into a registrations rights agreement pursuant to which it will agree to file an Exchange Offer registration statement with the SEC with respect to the New Notes.

The Exchange Offer is not conditioned upon a minimum tender.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       LDM TECHNOLOGIES, INC.


                                       By:  /s/ G. E. Borushko
                                          ------------------------------------
                                                Gary E. Borushko
                                                Chief Financial Officer

                                            /s/ B. N. Frederick
                                          ------------------------------------
                                                Bradley N. Frederick
                                                Chief Accounting Officer

                                                Date:  July 3, 2002






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                                INDEX TO EXHIBITS

EXHIBIT NO.              DESCRIPTION

   99.1                  Press release announcing amendment to exchange offer.
                         Distributed to PR Newswire for distribution to the major national wire services including: Dow Jones, Reuters and Bloomberg, et. al. and other major print media.













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